 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2017

COLONY NORTHSTAR, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37980	46-4591526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 29, 2017, Colony NorthStar, Inc. (the “Company”) completed the previously announced sale of the Townsend Group ("Townsend") to Aon plc for $475 million (the "Townsend Disposition"). The Company was the majority owner of Townsend, which provides global investment management and advisory services primarily focused on real estate. Net proceeds received by the Company for its approximate 84% ownership interest in Townsend, adjusted for transaction and other expenses, was $379 million.

Item 8.01. Other Events.
The information set forth in the above Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
On January 2, 2018, the Company issued a press release announcing the completion of the Townsend Disposition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
The pro forma financial information of the Company as adjusted to give effect to the Townsend Disposition is presented in the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

In addition to the Townsend Disposition, the pro forma financial statements also give effect to (i) the business combination between the Company (as successor to NorthStar Asset Management Group Inc.), Colony Capital, Inc. and NorthStar Realty Finance Corp. ("NRF"), which was completed on January 10, 2017, (ii) the cancellation of the NRF management agreement and (iii) the completion of other NRF sales initiatives.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 2, 2018
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Colony NorthStar, Inc. as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 2, 2018
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Colony NorthStar, Inc. as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 2, 2018		COLONY NORTHSTAR, INC.

		By:	/s/ Darren J. Tangen
Darren J. Tangen Chief Financial Officer and Treasurer